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                                                                    Exhibit 23.1


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 9, 2004, in the Registration Statement (Form S-1 No. 333- ) and related Prospectus of Greenhill & Co., Inc. dated March 11, 2004.



                                                           /s/ Ernst & Young LLP

New York, New York
March 10, 2004